SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

[X]	Filed by the Registrant
[ ]	Filed by a Party other than the Registrant

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Sec. 240.14a-12

NATIONWIDE VARIABLE INSURANCE TRUST
(Name of Registrant as Specified In Its Charter)

____________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.           Title of each class of securities to which transaction applies:

2.           Aggregate number of securities to which transaction applies:

3.           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.           Proposed maximum aggregate value of transaction:

5.           Total fee paid:

[ ]	Fee paid previously with preliminary proxy materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.           Amount Previously Paid:

2.           Form, Schedule or Registration Statement No.:

3.           Filing Party:

4.           Date Filed:

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
NATIONWIDE VARIABLE INSURANCE TRUST
SPECIAL MEETING OF SHAREHOLDERS PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Eric E. Miller, Allan J. Oster, and James A. Bernstein, or any one of them, attorneys, with full power of substitution, to vote all shares of the Fund(s) of Nationwide Variable Insurance Trust (the “Trust”), as indicated above, which the undersigned  is entitled to vote at a Special  Meeting  of  Shareholders  of  the  Trust  to  be  held  at  1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, on March 21, 2011, at 10:00 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting  or, if only one votes and  acts, then by that one.  This  proxy  shall  be voted  on  the  proposal(s) described in the Proxy Statement as specified on the reverse side.
Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
Date
Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.
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Please fill in box(es) as shown using black or blue ink or number 2 pencil. X PLEASE DO NOT USE FINE POINT PENS.
Please refer to the Proxy Statement discussion of the proposal.
IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
FOR AGAINST ABSTAIN
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1. To approve the use of a “manager of managers” structure for American Century NVIT Multi Cap Value Fund.

2. To approve the use of a “manager of managers” structure for Oppenheimer NVIT Large Cap Growth Fund.

3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.
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